Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

NOTE 16 - SUBSEQUENT EVENTS

On January 4, 2018, Microbot Medical Ltd. entered into an agreement with CardioSert Ltd. to acquire certain patent-protected technology owned by CardioSert. With the closing of the acquisition in April 2018, CardioSert’s issued U.S. patent and three patent applications pending worldwide were added to Microbot’s patent portfolio and Microbot now has a patent portfolio of 29 issued/allowed patents and 19 patent applications pending worldwide.

Pursuant to the Agreement, Microbot Medical Ltd made an initial payment of $50 to CardioSert and has 90-days to complete the acquisition. At the end of the 90-day period, at Microbot’s sole option, CardioSert shall assign and transfer the Technology to Microbot Medical Ltd and Microbot Medical Ltd shall pay to CardioSert additional amounts and options as determined in the agreements.

The Agreement may be terminated by Microbot at any time during the 90-day pre-closing period, and otherwise for convenience upon 90-days’ notice. The Agreement may be terminated by CardioSert in case the first commercial sale does not occur by the third anniversary of the date of signing of the Agreement except in the event that Microbot has invested more than $2,000 in certain development stages, or the first commercial sale does not occur within 50 months. In each of the above termination events, or in case of breach by Microbot, CardioSert shall have the right to buy back the Technology from Microbot for $1.00, upon 60 days prior written notice, but only 1 year after such termination. Additionally, the Agreement may be terminated by either party upon breach of the other (subject to cure).

CardioSert agreed to assist Microbot in the development of the Technology for a minimum of one year, for a monthly consultation fee of NIS40,000 covering up to 60 consulting hours per month.

Share Capital Developments

In 2018, through March 30, 2018, the Company issued an aggregate of 101,063 shares (1,500,000 shares before the Reverse Split) of its Common Stock upon the conversion of an aggregate of 1,500 shares of its Series A Convertible Preferred Stock.

Tolling Agreement

On April 2, 2018, the Company entered into a Tolling and Standstill Agreement (the “Tolling Agreement”) with Empery Asset Master, Ltd., Empery Tax Efficient LP, Empery Tax Efficient II LP, and Hudson Bay Master Fund, Ltd., the other investors in the Financing (the “Other Investors”). Pursuant to the Tolling Agreement, among other things, (a) the Other Investors agree not to bring any claims against the Company arising out of the Matter, (b) the parties agree that if the Company reaches an agreement to settle the claims asserted by the Sabby Funds in the above suit, the Company will provide the same settlement terms on a pro rata basis to the Other Investors, and the Other Investors will either accept same or waive all of their claims and (c) the parties froze in time the rights and privileges of each party as of the effective date of the Tolling Agreement, until (i) an agreement to settle the suit is executed; (ii) a judgment in the suit is obtained; or (iii) the suit is otherwise dismissed with prejudice.